Results of Special Meeting of Shareholders of Strong Intermediate Municipal Bond Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Intermediate Municipal Bond Fund into the Wells Fargo Advantage Intermediate Tax-Free
Fund.


             For                  Against               Abstain

         2,251,940.700           140,323.135            37,190.330

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


              For                  Against                Abstain

         2,194,078.561           185,794.249            49,581.355

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


               For                  Against               Abstain

         2,195,643.943           172,959.857           60,850.365

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

           2,429,454.165               -                      -



Results of Special Meeting of Shareholders of Strong Minnesota Tax-Free Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Minnesota Tax-Free Fund into the Wells Fargo Advantage Minnesota Tax-Free Fund.


                For                  Against               Abstain

            234,648.496            67,380.840              516.000
To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


               For                  Against                Abstain

            235,728.496             59,916.840             6,900.000

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

             235,728.496            59,916.840             6,900.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

            302,545.336                -                      -



Results of Special Meeting of Shareholders of Strong Municipal Money Market Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Municipal Money Market Fund into the Wells Fargo Advantage Municipal Money Market Fund.


                 For                  Against               Abstain

            453,212,738.660        35,464,946.120         21,792,616.240

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                 For                  Against                Abstain

             449,467,052.810         36,295,695.160        24,707,553.050

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                 For                  Against               Abstain

             447,258,155.980        37,257,617.250        25,954,527.790

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

          510,470,301.020              -                      -



Results of Special Meeting of Shareholders of Strong Short-Term High Yield Municipal Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Short-Term High Yield Municipal Fund into the Wells Fargo Advantage Short-Term Municipal
Bond Fund.


                 For                  Against               Abstain

            9,777,529.791          1,431,847.679          153,072.202

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                 For                  Against                Abstain

            9,718,522.762          1,497,070.124           146,856.786

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                 For                  Against               Abstain

            9,696,261.460          1,497,070.124          169,118.088

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

          11,362,449.672               -                      -



Results of Special Meeting of Shareholders of Strong Tax-Free Money Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Tax-Free Money Fund into the Wells Fargo Advantage National Tax-Free Money Market Fund.


                 For                  Against               Abstain

          572,067,658.900        37,537,418.080         23,593,655.760

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                 For                  Against                Abstain

           573,972,299.690         38,835,840.650        20,390,592.400

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                 For                  Against               Abstain

           573,895,440.540        38,750,371.250        20,552,920.950

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

          633,198,732.740              -                      -






Results of Special Meeting of Shareholders of Strong Ultra Short-Term Municipal Income Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Ultra Short-Term Municipal Income Fund into the Wells Fargo Advantage Ultra Short-Term
Municipal Income Fund.


                 For                  Against               Abstain

           128,782,804.252        11,846,704.980         5,917,318.418

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                 For                  Against                Abstain

            128,011,891.221         12,173,553.459         6,361,382.970

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                 For                  Against               Abstain

            127,972,006.402        12,189,419.301         6,385,401.947

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

          146,546,827.650              -                      -


Results of Special Meeting of Shareholders of Strong Wisconsin Tax-Free Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Wisconsin Tax-Free Fund into the Wells Fargo Advantage Wisconsin Tax-Free Fund.


               For                  Against               Abstain

            2,806,682.478           157,691.524            91,266.183

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.


                For                  Against                Abstain

            2,793,778.790           165,548.140            96,313.255

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.


                For                  Against               Abstain

           2,790,401.500           165,671.277           99,567.408

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.


                For                 Against                Abstain

           3,055,640.185               -                      -